UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

CLIFFORD E. LAI, PRESIDENT

HELIOS TOTAL RETURN FUND, INC.

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (800) Hyperion

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1.	Reports to Shareholders.

Hyperion Brookfield Asset Management, Inc.

The Hyperion Brookfield Total Return Fund, Inc.

Annual Report

November 30, 2008

IN PROFILE

Hyperion Brookfield Asset Management, Inc. is a registered investment advisor located in New York City. The firm was founded in 1989 to provide relative value driven fixed income investment strategies, such as core fixed income, high yield and specialized MBS. Hyperion Brookfield manages approximately $17 billion for a client base including pension funds, financial institutions, mutual funds, insurance companies and foundations. Hyperion Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $90 billion of assets under management. For more information, please visit our website at www.hyperionbrookfield.com.

This report is for stockholders information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Hyperion Brookfield Asset Management, Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide the Annual Report for The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”) for the fiscal year ended November 30, 2008.

The credit crisis that began in mid 2007 intensified during 2008 and spread to markets worldwide. With the exception of U.S. Treasuries and Agency mortgage-backed securities (“MBS”), prices on fixed income securities decreased sharply during the year in an almost “equity-like” fashion, as deleveraging and credit issues spread from residential real estate markets to commercial real estate and corporate bond markets.

Against this backdrop, we have pursued a barbell approach of holding high quality U.S. Treasuries and Agency MBS, as well as non-Agency residential MBS (“RMBS”) and commercial MBS (“CMBS”). Maintaining a significant Agency MBS and US Treasury allocation has been advantageous from a credit quality and liquidity point of view. However, prices of non-Agency RMBS and CMBS have declined sharply during the year, which resulted in net asset value (“NAV”) declines. Current prices of RMBS and CMBS remain below our view of their fundamental recovery values.

Our current objectives are to retain holdings whose market values are well below what we believe are the expected recovery values and make opportunistic investments into credit-oriented securities, which to date have been very measured. Long-term, we believe that this strategy should result in attractive results for our stockholders.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements and portfolio of investments as of November 30, 2008.

Please visit us at www.hyperionbrookfield.com for more information about this and other funds available to you. We remain fully committed to the Fund and its stockholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-800 HYPERION. Thank you for your support.

Sincerely,

Clifford E. Lai

President

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

OBJECTIVE AND STRATEGY

The Hyperion Brookfield Total Return Fund, Inc. is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Effective December 29, 2008, the Fund was renamed Helios Total Return Fund, Inc.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment-grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment-grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ending November 30, 2008, The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”) (NYSE: HTR) had a total return of -30.87%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $4.40 on November 28, 2008, the Fund’s shares have a dividend yield of 12.95%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund’s NAV declined 37.80% over the period. The majority of the decline was the result of unrealized mark-to-market price adjustments on the Fund’s holdings. These mark-to-market adjustments have been significant due to a number of unprecedented market factors. However, we believe that the intrinsic values of these securities are in excess of their present market values, and it is our current intention to hold these securities for their expected value appreciation.

FIXED INCOME MARKET ENVIRONMENT

The credit crisis that started in the securitized real estate markets in the summer of 2007 spread to the broader debt and equity markets during 2008, having a significant impact on the global economy. The Federal Reserve has responded with a rapid and unprecedented expansion of its balance sheet to try to ease the pressure on the credit markets, but while this has been helpful for credit markets, it seems unlikely that these measures will prevent an increase in unemployment rates or further losses to U.S. lending institutions.

The unwinding of leverage accumulated over the past several years by the consumer, financial institutions and corporations is placing tremendous downward pressure on asset prices. We expect this pressure to remain over the near term and medium term. Despite steep increases in issuance volumes, U.S. Treasury rates are at historically low levels as a reflection of extreme risk aversion across all credit sectors, and the Federal Reserve’s commitment to keep both short and long term rates low. While the Federal Reserve programs designed to restore liquidity and stability to the markets have been helpful, it remains unclear how much further asset prices have to

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

fall before they begin to stabilize. Currently, the deflationary forces from this leverage unwind are being well offset by increased U.S. government borrowing. However, we will be closely watching this trend with respect to the Fund’s duration exposure, as these actions will inevitably turn inflationary at some point in the intermediate term.

The resolution of current economic and credit market-related issues is a prerequisite for the future stabilization and subsequent rebound of the credit markets, home prices and economic fundamentals. We do not expect the current adverse credit market and economic conditions to improve significantly until at least the second quarter of 2009, when the trillions of dollars that the U.S. government is investing are expected to start having a positive impact, particularly at the consumer level.

PORTFOLIO STRATEGY

As of November 30, 2008, the Fund had a 48.4% allocation to Agency MBS and U.S. Treasury securities. These securities are high-quality, liquid securities backed by the U.S. government and its agencies. The Agency MBS are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). This corporate guarantee was further backed by the U.S. government during 2008, and we remain very comfortable with these holdings from a credit perspective. We are assessing a measured allocation of funds away from Agency MBS and U.S. Treasury securities to take advantage of opportunities in the market.

The Fund had an 18.1% allocation to CMBS. While these holdings are less liquid than Agency MBS or U.S. Treasury securities, the overall credit performance of CMBS remains strong, and we expect these securities to recover in price as the CMBS market consensus evolves.

Approximately 13.8% of the Fund was invested in non-Agency RMBS. This portion of the portfolio does have below-investment-grade holdings, which have been severely penalized in terms of both price and liquidity. However, many of our holdings in this sector are from the 2003 to 2005 vintage, which refers to the year in which the security was issued, representing, along with the CMBS allocation, the more seasoned component of the portfolio. As a result, many of these securities have significantly fewer credit problems than securities from either the 2006 or 2007 vintages. It is our view that current market values of non-Agency RMBS are below their fundamental value particularly for securities issued before 2005.

A large portion of the Fund is invested in high-quality, highly-rated securities. As of November 30, 2008, approximately 84.6% of the Fund’s securities were rated investment grade, while only approximately 15.4% of the Fund’s securities were rated below-investment-grade. Of the below-investment-grade securities, approximately half represent the corporate high yield exposure.

This corporate high yield allocation was similarly affected by the credit market dislocation. In our view, prices for corporate high yield bonds reflect higher default rates than what we would expect, as the market is cautious about recent trends of loosening covenants that typically increase the likelihood of corporate debt defaults. However, we have emphasized the higher quality portion of the corporate high yield sector, and we have underweighted the housing and auto sectors, which continue to suffer. We are currently neutral on these sectors and going forward would change the allocation to the extent that relative value opportunities exist across sectors.

With 48.4% of the portfolio allocated to Agency MBS and U.S. Treasuries, we believe we are in a good position to take advantage of current market dislocations, and we continue to look for investment opportunities in the RMBS and CMBS sectors, particularly among highly-rated distressed securities. Despite the current market turmoil, there are still well-structured securities that are defensive in their expected return profile. We increased our allocation to shorter-average-life subprime RMBS, that are senior in the capital structure, from 1% to 10% in order to take advantage of the opportunities in the market, and we expect these types of opportunistic allocations to continue to add long-term value for stockholders.

The Fund also utilizes reverse repurchase agreements and credit default swaps to obtain leverage. As of November 30, 2008, the Fund’s leverage was 28.7%. The Fund pledges high-quality Agency MBS and U.S.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Treasury securities as collateral against the reverse repurchase agreements. Due to the Fund’s significant allocation to Agency MBS and U.S. Treasury securities, there has been no disruption in the Fund’s ability to maintain or access leverage and no significant change in the cost of funding leverage. In fact, as short-term interest rates have gone down, our cost of leverage has declined also.

As of November 30, 2008, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 3.3 years.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2008

PORTFOLIO STATISTICS

Annualized dividend yield[1]	12.95%

Weighted average coupon	5.73%

Projected weighted average life	3.56 years

Percentage of leveraged assets	28.7%

Total number of holdings	252

CREDIT QUALITY

AAA[2]	68%

AA	3%

A	3%

BBB	11%

BB	8%

B	7%
Total	100%

ASSET ALLOCATION3

Agency Mortgage-Backed Securities	43%

U.S. Treasury Securities	6%

Non-Agency Residential Mortgage-Backed Securities	14%

Commercial Mortgage-Backed Securities	18%

Asset-Backed Securities	11%

High Yield Corporate Bonds	7%

Other	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2008 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate		Maturity	Principal Amount (000s)		Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 63.0%
U.S. Government Agency Collateralized Mortgage Obligations – 0.9%
Federal National Mortgage Association
Series 1997-79, Class PL	6.85%		12/18/27	$712		$753,739
Series 1998-W6, Class B3*(b)	7.09		10/25/28	861		591,022

Total U.S. Government Agency Collateralized Mortgage Obligations (Cost – $1,463,090)						1,344,761

U.S. Government Agency Pass-Through Certificates – 54.7%
Federal Home Loan Mortgage Corporation
Pool 949293	5.86	†	10/01/37	4,318	@	4,412,935
Pool A16170	6.00		12/01/33	2,424	^	2,481,797
Pool A17112	6.00		12/01/33	8,578	@	8,784,736
Pool 955369	6.01	†	11/01/37	5,570	@	5,690,967
Pool A25455	6.50		08/01/34	2,187		2,257,598
Pool 940363	6.50		06/01/37	7,655	@	7,776,343
Pool 945836	6.50		08/01/37	4,147		4,213,117
Pool 948362	6.50		08/01/37	2,126		2,160,070
Pool C53494	7.50		06/01/31	49		52,379
Pool C56878	8.00		08/01/31	119		126,302
Pool C58516	8.00		09/01/31	133		141,557
Pool C59641	8.00		10/01/31	356		378,356
Pool C55167	8.50		07/01/31	76		81,582
Pool C55168	8.50		07/01/31	80		86,333
Pool C55169	8.50		07/01/31	189		203,399
Pool C55166	8.50		07/01/31	213		229,908
Pool C60422	8.50		10/01/31	62		66,675
Pool C60423	8.50		10/01/31	119		128,613
Pool G01466	9.50		12/01/22	1,301		1,439,162
Pool 555538	10.00		03/01/21	871		983,353
Federal National Mortgage Association
Pool 649881	6.00		09/01/32	1,747		1,790,728
Pool 811125	6.00		02/01/35	2,552	^	2,611,337
Pool 654917	6.50		08/01/32	4,135	@	4,278,209
Pool 655843	6.50		09/01/32	1,600		1,655,395
Pool 809240	6.50		01/01/35	1,223		1,260,506
Pool 941332	6.50		07/01/37	2,070		2,130,267
Pool 555933	7.00		06/01/32	6,277	@	6,578,178
Pool 645912	7.00		06/01/32	1,421	^	1,488,917
Pool 645913	7.00		06/01/32	1,492		1,562,955
Pool 784369	7.50		07/01/13	212		216,664
Pool 789284	7.50		05/01/17	379		393,152
Pool 827853	7.50		10/01/29	420		442,564
Pool 545990	7.50		04/01/31	2,316		2,444,719
Pool 255053	7.50		12/01/33	409		431,131
Pool 735576	7.50		11/01/34	2,518		2,651,351
Pool 885034	7.50		05/01/36	1,310		1,346,726
Pool 896391	7.50		06/01/36	1,720	^	1,767,461
Pool 398800	8.00		06/01/12	481		503,271

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate	Maturity	Principal Amount (000s)		Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 735800	8.00%	01/01/35	$1,609		$1,703,187
Pool 887694	8.00	06/01/36	471		489,124
Pool 852865	9.00	07/01/20	1,763		1,924,704
Pool 545436	9.00	10/01/31	496		541,811
Pool 458132	9.45	03/15/31	2,099	^	2,320,475

Total U.S. Government Agency Pass-Through Certificates (Cost – $82,416,276)					82,228,014

U.S. Treasury Obligations – 7.4%
United States Treasury Note (Cost – $9,776,563)	4.50	05/15/17	10,000	@	11,206,250

Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $93,655,929)					94,779,025

ASSET-BACKED SECURITIES – 26.5%
Housing Related Asset-Backed Securities – 22.8%
125 Home Loan Owner Trust Series 1998-1A, Class M2*(b)(d)	8.25	02/15/29	174		113,060
Access Financial Manufactured Housing Contract Trust Series 1995-1, Class B1	7.65	05/15/21	10,060		8,098,954
Argent Securities Inc. Series 2006-W5, Class A2B(d)(h)	1.50†	06/25/36	182		164,301
Asset Backed Funding Certificates Series 2005-AQ1, Class B1*(b)(e)	5.75/6.25	06/25/35	1,986		237,902
Series 2005-AQ1, Class B2*(b)(e)	5.75/6.25	06/25/35	2,087		160,350
Asset Backed Securities Corp. Home Equity Series 2006-HE3, Class A4(d)(h)	1.57†	03/25/36	1,119		822,521
Carrington Mortgage Loan Trust Series 2006-FRE2, Class A2(d)(h)	1.51†	10/25/36	1,456		1,121,120
Credit-Based Asset Servicing and Securitization LLC Class 2005-CB8, Class AF2(e)(h)	5.30/7.12	12/25/35	846		800,429
Fieldstone Mortgage Investment Corp. Series 2006-3, Class 2A3(d)(h)	1.56†	11/25/36	2,215		900,375
Fremont Home Loan Trust Series 2006-B, Class 2A2(d)(h)	1.50†	08/25/36	473		429,613
Green Tree Financial Corp. Series 1998-3, Class A6	6.76	03/01/30	2,565		2,282,862
Series 1997-6, Class A9	7.55	01/15/29	1,848		1,521,048
GSAMP Trust Series 2006-HE5, Class A2B(d)(h)	1.50†	08/25/36	671		550,220
IXIS Real Estate Capital Trust Series 2006-HE3, Class A1(d)(h)	1.45†	01/25/37	131		127,919
Series 2006-HE1, Class A3(h)	1.60†	03/25/36	595		539,357

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2, Class A2A(d)(h)	1.50	%†	05/25/37	$183	$168,651
Mid-State Trust Series 10, Class B	7.54		02/15/36	1,406	1,322,499
Series 2004-1, Class M2	8.11		08/15/37	2,166	1,525,294
Morgan Stanley Capital Inc. Series 2006-HE6, Class A2B(h)	1.50	†	09/25/36	1,325	993,750
Series 2006-WMC2, Class A2C(d)(h)	1.55	†	07/25/36	4,030	1,188,540
Series 2006-HE1, Class A3(d)(h)	1.58	†	01/25/36	2,353	2,042,149
Option One Mortgage Loan Trust Series 2005-4, Class A3(d)(h)	1.65	†	11/25/35	1,139	927,045
Securitized Asset-Backed Receivables LLC Trust Series 2005-FR5, Class A1A(d)(h)	1.68	†	08/25/35	1,004	920,916
Series 2005-HE1, Class A1A*(b)(d)(h)	1.70	†	10/25/35	1,287	1,195,101
Specialty Underwriting & Residential Finance Series 2006-BC3, Class A2B(d)(h)	1.49	†	06/25/37	2,000	1,730,576
Series 2006-AB2, Class A2B(d)(h)	1.50	†	06/25/37	437	406,278
Structured Asset Securities Corp. Series 2006-BC3, Class A2(d)(h)	1.45	†	10/25/36	1,253	1,156,581
Series 2005-6, Class B5	5.34	†	05/25/35	951	38,023
Series 2005-6, Class B6	5.34	†	05/25/35	951	19,012
Series 2005-6, Class B7	5.34	†	05/25/35	467	4,671
Vanderbilt Mortgage Finance, Inc. Series 2001-B, Class A5	6.96		09/07/31	2,000	1,824,920
Washington Mutual Asset-Backed Certificates Series 2006-HE5, Class 2A1(h)	1.46	†	10/25/36	1,004	899,142

Total Housing Related Asset-Backed Securities (Cost – $47,551,884)					34,233,179

Non-Housing Related Asset-Backed Securities – 1.8%
Aerco Ltd. Series 2A, Class A3*(b)	1.88	†	07/15/25	2,767	1,660,289
Airplanes Pass Through Trust Series 1R, Class A8	1.80	†	03/15/19	1,266	1,101,257
Securitized Multiple Asset Rated Trust Series 1997-2, Class A(g)	0	(c)	10/01/12	2,263	1

Total Non-Housing Related Asset-Backed Securities (Cost – $3,571,207)					2,761,547

Franchise Securities – 0.1%
Franchisee Loan Receivable Trust Series 1995-B, Class A*(b)(g) (Cost – $735,437)	10.25	†	10/01/15	735	196,610

Collateralized Debt Obligations – 1.8%
Anthracite CDO I Ltd. Series 2002-CIBA, Class CFL*(b)	2.65	†	05/24/37	5,000	1,991,750
Apidos CDO Series 2005-2A, Class B*(b)	4.34	†	12/21/18	2,000	580,000

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate		Maturity	Principal Amount (000s)		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Porter Square CDO I Limited Series 1A, Class C*(b)	6.19	%†	08/15/38	$2,000		$80,000

Total Collateralized Debt Obligations (Cost – $8,965,592)						2,651,750

Total ASSET-BACKED SECURITIES (Cost – $60,824,120)						39,843,086

COMMERCIAL MORTGAGE-BACKED SECURITIES – 16.4%
Banc of America Commercial Mortgage Trust
Series 2006-2, Class J*(b)	5.48		05/10/45	332		31,138
Series 2007-2, Class K*(b)	5.70	†	04/10/49	5,000		443,690
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class J*(b)	5.26		09/11/41	896		79,378
Series 2006-PW13, Class K*(b)	5.26		09/11/41	693		67,602
Series 2006-PW11, Class H*(b)	5.46	†	03/11/39	1,700		213,027
Series 2007-T28, Class F*(b)	5.99	†	09/11/42	250		31,655
Series 2006-PW13, Class H*(b)	6.03	†	09/11/41	4,083		432,557
Series 1999-C1, Class D	6.53	†	02/14/31	5,000		2,287,805
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J*(b)	5.65	†	01/15/46	1,000		117,420
Commercial Mortgage Asset Trust Series 1999-C1, Class C	7.35		01/17/32	2,000		1,774,866
Commercial Mortgage Lease-Backed Certificate Series 2001-CMLB, Class A1*(b)	6.75		06/20/31	1,555		1,386,917
Credit Suisse First Boston Mortgage Series 2004-C5, Class J*(b)	4.65		11/15/37	1,000		130,000
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*(b)	5.15		09/15/39	684		54,720
Series 2006-C4, Class M*(b)	5.15		09/15/39	754		45,240
Series 2006-C1, Class K*(b)	5.55	†	02/15/39	4,715	^	642,598
Series 2006-C4, Class K*(b)	6.10	†	09/15/39	4,950		516,166
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1A	5.35		03/25/36	1,151		1,059,190
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB14, Class H*(b)	5.53	†	12/12/44	2,300		309,350
Series 2007-CB18, Class G*(b)	5.73	†	06/12/47	1,200		141,286
Series 2007-LD11, Class J*(b)	5.82	†	06/15/49	511		59,835
Series 2007-LD11, Class K*(b)	5.82	†	06/15/49	939		100,152
JP Morgan Commercial Mortgage Finance Corp. Series 1999-C8, Class C	7.64	†	07/15/31	5,000		4,933,100
LB-UBS Commercial Mortgage Trust Series 2002-C2, Class L*(b)	5.68		07/15/35	5,300		1,769,198
LNR CDO V Limited Series 2007-1A, Class F*(b)	2.86	†	12/26/49	3,750		112,500
Morgan Stanley Capital I
Series 2006-T21, Class H*(b)	5.30	†	10/12/52	1,500		166,920
Series 2006-IQ11, Class J*(b)	5.53		10/15/42	256		22,308
Series 2007-T27, Class G*(b)	5.65	†	06/13/42	501		52,882

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Nationslink Funding Corp. Series 1998-2, Class F*(b)	7.11%		08/20/30	$4,372	$3,846,102
UBS 400 Atlantic Street Mortgage Trust Series 2002-C1A, Class B3*(b)(g)	7.19		01/11/22	3,000	3,160,770
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class H*(b)	5.54	†	10/15/41	4,000	704,400

Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $65,048,244)					24,692,772

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 5.0%
Subordinated Collateralized Mortgage Obligations – 5.0%
Banc of America Funding Corp.
Series 2003-3, Class B4	5.47		10/25/33	864	453,376
Series 2003-3, Class B5	5.47		10/25/33	864	369,430
Series 2003-3, Class B6	5.47		10/25/33	867	91,071
Banc of America Mortgage Securities, Inc.
Series 2005-4, Class B4	5.50		05/25/35	520	140,404
Series 2005-4, Class B5	5.50		05/25/35	390	22,924
Series 2005-4, Class B6	5.50		05/25/35	260	10,460
Series 2005-5, Class 30B4	5.50		06/25/35	763	54,840
Series 2005-5, Class 30B5	5.50		06/25/35	572	24,722
Series 2005-5, Class 30B6	5.50		06/25/35	573	12,800
Series 2007-4, Class B3	6.19	†	12/28/37	491	24,572
Series 2001-4, Class 1B3(g)	6.75		04/20/31	1,105	888,885
Countrywide Home Loans
Series 2003-J13, Class B3(g)	5.22	†	01/25/34	346	127,102
Series 2003-J13, Class B4(g)	5.22		01/25/34	519	117,138
Series 2003-J13, Class B5	5.22	†	01/25/34	259	12,962
Series 2003-57, Class B3	5.50		01/25/34	466	273,796
Series 2007-11, Class B2	6.00		08/25/37	990	55,041
Series 2007-17, Class B1	6.24	†	10/25/37	1,208	95,600
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B5*(b)	5.45	†	07/25/35	403	14,109
Series 2005-4, Class B6*(b)	5.45	†	07/25/35	201	3,012
First Republic Mortgage Loan Trust Series 2000-FRB1, Class B3	1.89		06/25/30	178	145,229
Harborview Mortgage Loan Trust Series 2005-1, Class B4*(b)(d)	3.22	†	03/19/35	945	86,500
Series 2005-1, Class B5*(b)(d)	3.22	†	03/19/35	1,201	6,003
Series 2005-2, Class B4*(b)(d)	3.22	†	05/19/35	2,443	24,434
Series 2005-9, Class B11*(b)(d)	4.57	†	06/20/35	805	104,608
Series 2005-14, Class B4*(b)	5.56	†	12/19/35	1,164	23,288
JP Morgan Mortgage Trust Series 2003-A2, Class B4	4.73	†	11/25/33	524	102,272
Residential Finance Limited Partnership Series 2004-B, Class B5*(b)	3.32	†	02/10/36	3,297	769,299
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25		02/25/34	572	122,453
Series 2004-S1, Class B3	5.25		02/25/34	211	16,594
Series 2003-S7, Class B2	5.50		05/25/33	634	108,110

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-S7, Class B3(a)	5.50%		05/25/33	$904	$135,643
Series 2003-S2, Class B1*(b)	5.75		02/25/33	295	217,300
Series 2007-S7, Class M2	6.00		07/25/37	251	35,332
Resix Finance Ltd. Credit-Linked Notes
Series 2005-C, Class B7*(b)	4.87	†	09/10/37	3,811	381,566
Series 2004-C, Class B7*(b)	5.27	†	09/10/36	1,404	292,197
Series 2003-D, Class B7*(b)	7.52	†	12/10/35	1,805	621,475
Series 2003-CB1, Class B8*(b)	8.52	†	06/10/35	1,362	588,004
Series 2006-C, Class B11*(b)	8.67	†	07/15/38	995	45,239
Series 2006-C, Class B12*(b)	10.67	†	07/15/38	1,990	71,210
Series 2004-A, Class B10*(b)	13.27	†	02/10/36	808	150,703
Washington Mutual
Series 2005-AR2, Class B11*(b)(d)	2.60	†	01/25/45	2,812	56,233
Series 2005-AR2, Class B12*(b)(d)	2.60	†	01/25/45	746	5,595
Series 2005-AR2, Class B9(d)	2.60	†	01/25/45	1,129	67,751
Series 2003-S1, Class B4*(b)	5.50		04/25/33	303	200,694
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-6, Class B4	5.50		06/25/34	1,691	304,452
Series 2004-6, Class B5	5.50		06/25/34	1,015	81,202
Series 2004-6, Class B6	5.50		06/25/34	496	19,826
Series 2002-10, Class B6	6.00		06/25/32	416	41,630

Total Subordinated Collateralized Mortgage Obligations (Cost – $38,992,490)					7,617,086

Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $38,992,490)					7,617,086

				Notional Amount (000s)

INTEREST-ONLY SECURITIES – 4.8%
Banc of America Commercial Mortgage Inc. Series 2003-1, Class XP2*(b)(f)	1.50	†	09/11/36	45,455	643,958
Commercial Capital Access One, Inc. Series 2001-A, Class T1(f)(g)	4.50		10/01/12	18,000	199,800
Commercial Mortgage Pass Through Certificates Class 2001-J2A, Class EIO*(b)(f)	3.74	†	07/16/34	10,000	1,150,890
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1, Class X1*(b)(f)	0.49	†	05/10/36	75,467	1,933,090
GS Mortgage Securities Corp. II Series 2001-ROCK, Class X1*(b)(f)	0.38	†	05/03/18	243,381	1,243,919
Vendee Mortgage Trust Series 1997-2, Class IO(f)	0.06		06/15/27	26,083	39,934
Wachovia Bank Commercial Mortgage Trust Series 2002-C2, Class IO1*(b)(f)	0.60	†	11/15/34	76,312	1,980,365

Total INTEREST-ONLY SECURITIES (Cost – $10,272,547)					7,191,956

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS – 13.6%
Basic Industry – 3.0%
ACE Hardware Corp.*(b)	9.13%	06/01/16	$400	$292,000
AK Steel Corp.	7.75	06/15/12	400	281,000
Arch Western Finance LLC	6.75	07/01/13	400	322,000
Buckeye Technologies Inc.	8.50	10/01/13	400	342,000
Chemtura Corp.	6.88	06/01/16	250	137,500
Crown Americas LLC	7.75	11/15/15	400	362,000
Freeport McMoRan Copper & Gold	8.38	04/01/17	400	284,000
Georgia-Pacific Corp.	8.13	05/15/11	400	342,000
Hawker Beechcraft Acquisition Co.	8.50	04/01/15	400	188,000
Momentive Performance	9.75	12/01/14	400	155,000
Mueller Water Products Inc.	7.38	06/01/17	250	166,250
National Oilwell Varco Inc. Series B	6.13	08/15/15	400	309,064
Owens Brockway Glass Container Inc.	6.75	12/01/14	400	348,000
Steel Dynamics Inc.	6.75	04/01/15	250	153,750
TRW Automotive Inc.*(b)	7.25	03/15/17	400	184,000
Tube City IMS Corp.	9.75	02/01/15	400	200,000
U.S. Steel Corp.	7.00	02/01/18	250	157,584
Westlake Chemical Corp.	6.63	01/15/16	400	272,000

Total Basic Industry (Cost – $6,532,648)				4,496,148

Capital Goods – 1.1%
Alliant Techsystems Inc.	6.75	04/01/16	650	555,750
Case Corp.	7.25	01/15/16	650	435,500
Terex Corp.	7.38	01/15/14	400	316,000
Texas Industries Inc.	7.25	07/15/13	250	190,000
Trinity Industries Inc.	6.50	03/15/14	250	205,000

Total Capital Goods (Cost – $2,177,425)				1,702,250

Consumer Cyclical – 0.6%
Ford Motor Credit Co. LLC	7.00	10/01/13	400	168,323
Levi Strauss & Co.	9.75	01/15/15	400	240,000
Collective Brands Inc.	8.25	08/01/13	250	175,000
Phillips-Van Heusen Corp.	7.25	02/15/11	400	327,000

Total Consumer Cyclical (Cost – $1,417,152)				910,323

Consumer Non-Cyclical – 1.3%
Constellation Brands Inc.	7.25	05/15/17	400	332,000
Couche-Tard U.S. LP	7.50	12/15/13	400	303,000
Delhaize Group	6.50	06/15/17	400	358,601
Jarden Corp.	7.50	05/01/17	400	260,000
Stater Brothers Holdings	8.13	06/15/12	400	348,000
Supervalu Inc.	7.50	11/15/14	400	312,000

Total Consumer Non-Cyclical (Cost – $2,368,585)				1,913,601

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Energy – 2.8%
Chesapeake Energy Corp.	6.88%	01/15/16	$400	$282,000
Consol Energy Inc.	7.88	03/01/12	250	216,875
El Paso Corp.	6.88	06/15/14	500	370,653
Ferrellgas LP	6.75	05/01/14	400	280,000
MarkWest Energy Partners LP	8.75	04/15/18	250	157,500
Newfield Exploration Co.	6.63	09/01/14	500	382,500
Peabody Energy Corp.	6.88	03/15/13	500	425,000
Pioneer Natural Resources Co.	6.65	03/15/17	500	348,297
Plains Exploration & Production Co.	7.63	06/01/18	400	266,000
Range Resources Corp.	7.50	05/15/16	400	332,000
SESI LLC	6.88	06/01/14	400	280,000
Southwestern Energy Co.*(b)	7.50	02/01/18	500	422,500
Whiting Petroleum Corp.	7.25	05/01/13	400	284,000
Williams Companies Inc.*(b)	6.38	10/01/10	250	223,882

Total Energy (Cost – $5,555,210)				4,271,207

Finance & Investment – 0.2%
Deluxe Corp. (Cost – $382,000)	7.38	06/01/15	400	244,000

Media – 0.4%
Charter Communications Operating LLC*(b)	8.38	04/30/14	400	272,000
Mediacom Broadband LLC	8.50	10/15/15	400	284,000

Total Media (Cost – $809,231)				556,000

Services Cyclical – 1.7%
AMC Entertainment Inc. Series B	8.63	08/15/12	400	336,000
Corrections Corp. of America	7.50	05/01/11	400	380,000
Gamestop Corp.	8.00	10/01/12	400	348,000
FireKeepers Development Authority*(b)	13.88	05/01/15	250	162,500
Iron Mountain Inc.	8.63	04/01/13	400	361,000
Pokagon Gaming Authority*(b)	10.38	06/15/14	373	315,185
Seneca Gaming Corp.	7.25	05/01/12	400	268,000
United Rentals North America Inc.	6.50	02/15/12	500	350,000

Total Services Cyclical (Cost – $3,062,219)				2,520,685

Services Non-Cyclical – 0.8%
ARAMARK Corp.	8.50	02/01/15	400	332,000
Church & Dwight Company Inc.	6.00	12/15/12	400	369,000
HCA Inc.	9.25	11/15/16	250	203,125
Service Corp. Int’l	6.75	04/01/16	400	302,000

Total Services Non-Cyclical (Cost – $1,445,142)				1,206,125

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Technology & Electronics – 0.9%
Flextronics International Ltd.	6.25%	11/15/14	$400	$296,000
Itron Inc.	7.75	05/15/12	400	344,000
L-3 Communications Corp.	6.13	01/15/14	500	420,000
Sungard Data Systems Inc.	4.88	01/15/14	400	300,000

Total Technology & Electronics (Cost – $1,631,364)				1,360,000

Telecommunications – 0.8%
American Tower Corp.*(b)	7.00	10/15/17	400	344,000
Cincinnati Bell Inc.	8.38	01/15/14	400	295,500
Citizens Communications Co.	6.25	01/15/13	400	313,000
Windstream Corp.	7.00	03/15/19	400	277,000

Total Telecommunications (Cost – $1,601,035)				1,229,500

Total HIGH YIELD CORPORATE BONDS (Cost – $26,982,011)				20,409,839

SHORT TERM INVESTMENTS – 11.0%
State Street Euro Dollar Time Deposit (Cost – $16,574,000)	0.15	12/01/08	16,574	16,574,000

Total Investments – 140.3% (Cost – $312,349,341)				211,107,764
Liabilities in Excess of Other Assets – (40.3)%				(60,667,480)

NET ASSETS – 100.0%				$150,440,284

@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
^	—	Portion or entire principal delivered as collateral for swap contracts. (Note 8)
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2008, the total value of all such investments was $34,273,653 or 22.78% of net assets.
†	—	Variable Rate Security – Interest rate shown is the rate in effect as of November 30, 2008.
(a)	—	Represents a class of subordinated mortgage-backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
(b)	—	Private Placement.
(c)	—	Issuer is currently in default on its regularly scheduled interest payment.
(d)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(e)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)	—	Interest rate is based on the notional amount of the underlying mortgage pools.
(g)	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of November 30, 2008, the total value of all such securities was $4,690,306 or 3.12% of net assets.

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2008

(h)	—	Investment in subprime security. As of November 30, 2008, the total value of all such investments was $17,084,584 or 11.36% of net assets.
CDO	—	Collateralized Debt Obligation.
REIT	—	Real Estate Investment Trust.

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Statement of Assets and Liabilities

November 30, 2008

Assets:
Investments in securities, at market (cost $295,775,341) (Note 2)	$194,533,764
Investments in time deposit, at market (cost $16,574,000)	16,574,000

Total investments (cost $312,349,341)	211,107,764
Cash	5,975
Cash collateral held for margin requirement on futures	251,700
Interest receivable	2,055,999
Receivable for variation margin	68,227
Principal paydown receivable	22,976
Unrealized appreciation on swaps contracts (Note 8)	1,889,361
Net swap premiums paid	1,660,000
Prepaid expenses	20,799

Total assets	217,082,801

Liabilities:
Due to broker for margin requirement on swap contracts	2,284,000
Reverse repurchase agreements (Note 6)	45,858,000
Interest payable for reverse repurchase agreements (Note 6)	28,912
Unrealized depreciation on swaps contracts (Note 8)	18,227,673
Investment advisory fee payable (Note 4)	88,014
Administration fee payable (Note 4)	27,736
Accrued expenses and other liabilities	128,182

Total liabilities	66,642,517

Net Assets (equivalent to $4.87 per share based on 30,895,796 shares issued and outstanding)	$150,440,284

Composition of Net Assets:
Capital stock, at par value ($0.01, 50,000,000 shares authorized) (Note 7)	$308,958
Additional paid-in capital (Note 7)	293,980,265
Undistributed net investment income	1,086,563
Accumulated net realized loss	(27,635,612)
Net unrealized depreciation on investments, swap contracts and futures	(117,299,890)

Net assets applicable to capital stock outstanding	$150,440,284

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Statement of Operations

For the Year Ended November 30, 2008

Investment Income (Note 2):
Interest	$22,936,956
Dividends	46,750

Total investment income	22,983,706

Expenses:
Investment advisory fees (Note 4)	1,341,100
Administration fees (Note 4)	420,635
Insurance	182,271
Reports to stockholders	155,727
Legal fees	96,627
Tax expense	91,707
Directors’ fees	76,493
Custodian	68,059
Audit and tax services	56,749
Transfer agent fees	38,605
Registration fees	28,571
Miscellaneous	45,063

Total operating expenses	2,601,607
Interest expense on reverse repurchase agreements (Note 6)	1,635,991

Total expenses	4,237,598

Net investment income	18,746,108

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain (loss) on:
Investment transactions	(4,124,150)
Swap contracts	1,949,916
Futures transactions	1,563,043

Net realized loss on investment transactions, swap contracts, and futures transactions	(611,191)

Net change in unrealized appreciation/depreciation on:
Investments	(77,172,577)
Swap contracts	(9,983,291)
Futures	175,513

Net change in unrealized depreciation on investments, swap contracts and futures	(86,980,355)

Net realized and unrealized loss on investments, swap contracts and futures	(87,591,546)

Net decrease in net assets resulting from operations	$(68,845,438)

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Statements of Changes in Net Assets

	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$18,746,108	$21,777,185
Net realized loss on investment transactions, swap contracts, and futures transactions	(611,191)	(8,294,859)
Net change in unrealized depreciation on investments, swap contracts and futures	(86,980,355)	(31,050,119)

Net decrease in net assets resulting from operations	(68,845,438)	(17,567,793)

Dividends to Stockholders (Note 2):
Net investment income	(22,462,870)	(22,844,040)
Capital Stock Transactions (Note 7):
Net asset value of shares issued through dividend reinvestment (42,096 and 39,528 shares, respectively)	307,690	353,379
Cost of shares repurchased (0 and 30,000 shares, respectively)	—	(204,400)

Net increase from capital stock transactions	307,690	148,979

Total decrease in net assets	(91,000,618)	(40,262,854)
Net Assets:
Beginning of year	241,440,902	281,703,756

End of year (including undistributed net investment income of $1,086,563 and $3,721,054, respectively)	$150,440,284	$241,440,902

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Statement of Cash Flows

For the Year Ended November 30, 2008

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(68,845,438)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(38,178,890)
Proceeds from disposition of long-term portfolio investments and principal paydowns	62,550,480
Purchases of short-term portfolio investments, net	(13,253,656)
Decrease in interest and dividend receivable	455,482
Decrease in principal paydowns receivable	304,185
Increase in net swap premiums paid	(1,328,750)
Decrease in prepaid expenses	9,919
Increase in variation margin receivable	(60,508)
Decrease in interest payable for reverse repurchase agreements	(90,944)
Decrease in investment advisory fee payable	(43,990)
Decrease in administration fee payable	(13,546)
Increase in accrued expenses	128,182
Increase in due to broker for margin requirement on swap contracts	2,284,000
Net amortization and paydown losses on investments	1,036,252
Unrealized depreciation on investments	77,172,577
Unrealized depreciation on swap contracts	9,983,291
Net realized loss on investment transactions	4,124,150

Net cash provided by operating activities	36,232,796

Cash flows used for financing activities:
Payment on shares redeemed	(204,400)
Net cash used for reverse repurchase agreements	(14,191,000)
Dividends paid to stockholders, net of reinvestments	(22,155,180)

Net cash used for financing activities	(36,550,580)

Net change in cash	(317,784)
Cash at beginning of year	575,459

Cash at end of year	$257,675

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended November 30, 2008, totaled $1,726,935.

Non-cash financing activities included reinvestment of dividends of $307,690.

Cash at the beginning of the year includes $470,000 received for margin requirements on swap contracts.

Cash at the end of the year included $251,700 received for margin requirements on futures contracts.

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Financial Highlights

	For the Year Ended November 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$7.83	$9.13	$8.90	$9.15	$9.29

Net investment income	0.60	0.71	0.66	0.79	0.79
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	(2.83)	(1.27)	0.29	(0.21)	(0.03)

Net increase (decrease) in net asset value resulting from operations	(2.23)	(0.56)	0.95	0.58	0.76

Net effect of shares repurchased	—	0.00 *	—	—	—

Dividends from net investment income	(0.73)	(0.74)	(0.72)	(0.83)	(0.90)

Net asset value, end of year	$4.87	$7.83	$9.13	$8.90	$9.15

Market price, end of year	$4.40	$7.17	$9.19	$8.22	$10.29

Total Investment Return†	(30.87)%	(14.79)%	21.37%	(12.63)%	11.31%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of year (000s)	$150,440	$241,441	$281,704	$274,210	$281,535
Operating expenses	1.26%	1.08%	1.14%	1.08%	1.10%
Interest expense	0.79%	1.21%	1.76%	1.41%	0.61%
Total expenses	2.05%	2.29%	2.90%	2.49%	1.71%
Net investment income	9.09%	8.11%	7.36%	8.68%	8.55%
Portfolio turnover rate	15%	48%	81%	43%	80%

† Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

* Rounds to less than $0.01.

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

1. The Fund

The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued on the basis of valuations provided by dealers who make markets in such securities or by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available, or for which the pricing service or a dealer does not provide a valuation, or where the valuations are deemed unreliable, at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. The values determined may differ from the values that would have been used had a ready market price for these investments existed, and the differences could be material. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

FAS 157: The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. FAS 157 established a three-tier hierarchy for measuring fair value and enhancing disclosure. This three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 -	quoted prices in active markets for identical securities
•	Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$279,999
Level 2 — Other Significant Observable Inputs	110,008,264	—
Level 3 — Significant Unobservable Inputs	101,099,500	(16,338,312)

Total	$211,107,764	$(16,058,313)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments*
Balance as of December 1, 2007	$9,211,599	$—
Accrued discounts/premiums	(403,095)	—
Realized gain	1,359,419	—
Change in unrealized depreciation	(79,988,602)	(8,627,265)
Net purchases	19,711,553	—
Transfers in and/or out of Level 3	151,208,626	(7,711,047)

Balance as of November 30, 2008	$101,099,500	$(16,338,312)

*	Other financial instruments include futures and swap contracts.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR-based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will become a protection seller to take on credit risk in order to earn a premium. The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 8 for a summary of all open swap agreements as of November 30, 2008.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, Hyperion Brookfield Asset Management, Inc. (the “Advisor”) will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

FASB has issued Financial Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination therefore. As of November 30, 2008, the Fund has implemented FIN 48 and has determined that there is no impact on its financial statements.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of November 30, 2008, open taxable years consisted of the taxable years ended November 30, 2005 through November 30, 2008. No examination of the Fund is currently in progress.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Risks of Investing in Asset-Backed Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Fund has investments in below-investment-grade debt securities, including mortgage-backed and asset-backed securities. Below-investment-grade securities, commonly known as “junk bonds,” involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment-grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment-grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment-grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent a fund seeks capital growth through investment in such securities, a fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the year ended November 30, 2008, the Advisor earned $1,341,100 in investment advisory fees.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

The Fund also has entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Advisor a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the year ended November 30, 2008 the Advisor earned $412,646 in administration fees. The Advisor is responsible for any fees due the Sub-Administrator, except for NQ filing fees.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the year ended November 30, 2008, were $38,178,890 and $33,377,584 respectively. There were no purchases of U.S. Government securities for the year ended November 30, 2008. Sales of U.S. Government securities for the year ended November 30, 2008 were $29,172,896. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

6. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2008, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$6,086,000	Credit Suisse 2.25%, dated 11/18/08, maturity date 12/18/08	$6,097,411
12,279,000	Credit Suisse 2.60%, dated 11/24/08, maturity date 01/26/09	12,334,869
10,650,000	Merrill Lynch 0.75%, dated 11/10/08, maturity date 12/10/08	10,656,656
11,538,000	Merrill Lynch 2.00%, dated 11/17/08, maturity date 12/17/08	11,557,230
5,305,000	Merrill Lynch 2.00%, dated 11/17/08, maturity date 12/17/08	5,313,842

$45,858,000

	Maturity Amount, Including Interest Payable	$45,960,008

	Market Value of Assets Sold Under Agreements	$48,727,618

	Weighted Average Interest Rate	1.90%

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2008, was approximately $52,731,077 at a weighted average interest rate of 3.08%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $65,233,917 as of March 14, 2008, which was 23.27% of total assets.

7. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 30,895,796 shares outstanding at November 30, 2008, the Advisor owned 11,112 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the year ended November 30, 2008, no shares were repurchased. For the year ended November 30, 2007, 30,000 shares were repurchased at a cost of $204,400 and at an average discount of 14.82% from its net asset value. All shares repurchased have been retired. Since inception of the stock repurchase program, 2,119,740 shares have been repurchased pursuant to this program at a cost of $18,809,905 and at an average discount of 13.20% from its net asset value.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the year, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2008.

As of November 30, 2008, the following swap agreements were outstanding:

Interest Rate Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$ 4,000,000	11/08/09	Agreement with J.P. Morgan Chase, dated 11/06/07 to pay semi-annually the notional amount multiplied by 4.45% and receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	$(93,458)

4,500,000	11/07/09	Agreement with J.P. Morgan Chase, dated 11/05/07 to pay semi-annually the notional amount multiplied by 4.40% and receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	(102,208)

20,000,000	04/10/12	Agreement with J.P. Morgan Chase, dated 3/28/07 to receive semi-annually the notional amount multiplied by 4.96% and pay quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	1,603,766

			$1,408,100

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

Credit Default Swaps – Sell Protection

Notional Amount(1)	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)(2)
$5,000,000	10/15/48	Agreement with Bear Stearns, dated 11/28/06 to receive monthly the notional amount multiplied by 0.75% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on WBCMT 2006-C28J.	$(3,921,232)

2,500,000	09/11/42	Agreement with Bear Stearns, dated 11/2/05 to receive monthly the notional amount multiplied by 2.10% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on BSCMS 2005-PWR9K.	(1,963,302)

5,000,000	10/12/41	Agreement with Greenwich Capital, dated 12/1/06 to receive monthly the notional amount multiplied by 0.75% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on BSCMS 2006-T24H.	(4,096,547)

5,000,000	08/12/41	Agreement with Greenwich Capital, dated 12/1/06 to receive monthly the notional amount multiplied by 0.75% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on MSC 2006-T23H.	(4,183,821)

5,000,000	02/15/39	Agreement with Royal Bank of Scotland, dated 8/11/06 to receive monthly the notional amount multiplied by 1.08% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on CSMC 2006 C1K.	(3,867,105)

			$(18,032,007)

Credit Default Swaps – Buy Protection

Notional Amount(1)	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)(2)
8,000,000	12/20/13	Agreement with Barclays, dated 10/17/08 to pay quarterly the notional amount multiplied by 5.00% and receive in the event of a write down, failure to receive a principal payment or an interest shortfall on CDX.NA.HY.11. Agreement includes an upfront cash premium payment in the amount of $1,660,000.	$285,595

(1)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the particular swap agreement.

(2)

Net unrealized depreciation when netted with upfront cash premiums paid represents the current fair value of credit derivatives and serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the year end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entities credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

As of November 30, 2008, the following futures contracts were outstanding:

Long:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2008	Unrealized Appreciation
$13,900,000	5 Yr. U.S. Treasury Note	March 2009	$15,973,011	$16,222,820	$249,809
700,000	10 Yr. U.S. Treasury Note	March 2009	816,592	846,781	30,190

$14,600,000			$16,789,603	$17,069,601	$279,999

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

During the year ended November 30, 2008, the tax character of the $22,462,870 of distributions paid was from ordinary income. During the year ended November 30, 2007, the tax character of the $22,844,040 of distributions paid was entirely from ordinary income.

At November 30, 2008, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed ordinary income	$1,020,420
Capital loss carryforward	(27,355,613)
Book basis unrealized depreciation	(117,299,890)
Plus: Cumulative timing differences	(213,856)

Tax basis unrealized depreciation on investments and swap contracts	(117,513,746)

Total tax basis net accumulated losses	$(143,848,939)

The difference between undistributed ordinary income on a tax basis and book undistributed net investment income is due to the differing treatment of swap interest income (expense) for tax purposes. The difference between the tax basis capital loss carryforward and book accumulated net realized loss is due to the mark-to-market of futures. The differences between book and tax basis unrealized depreciation is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments as of November 30, 2008 was $312,349,341. Net unrealized depreciation was $101,241,577 (gross unrealized appreciation–$3,849,229; gross unrealized depreciation–$105,090,806). As of November 30, 2008, the Fund had a capital loss carryforward of $27,355,613, of which $8,349,330 expires in 2009, $3,566,846 expires in 2010, $2,216,675 expires in 2013, $1,719,287 expires in 2014, $3,792,571 expires in 2015 and $7,710,904 expires in 2016, available to offset any future gains, to the extent provided by regulations.

Capital Account Reclassification: As of November 30, 2008, the Fund’s undistributed net investment income increased by $1,082,271 with an offsetting increase in accumulated net realized loss of $2,013,060 and decrease in additional paid-in capital of $3,095,331. These adjustments result from reclassifications due to permanent book/tax differences related to current year paydown reclassifications, swap interest income (expense) and the expiration of capital loss carryforward amounts of $3,003,624.

10. Subsequent Events

Dividend: The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.0475	12/16/08	12/24/08
$0.0475	12/30/08	01/29/09

Fund Name Change: On December 29, 2008 the Fund’s charter was amended to change the name of the Fund to “Helios Total Return Fund, Inc.”

11. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

12. Designation of Restricted Illiquid Securities

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Aerco Ltd. Series 2A, Class A3	1.88%	07/15/25	01/14/04- 05/04/05	$3,051,658	$1,660,289	1.1%
Asset Backed Funding Corporation Series 2005-AQ1, Class B1	5.75	06/25/35	05/23/05	1,824,337	237,902	0.2
Asset Backed Funding Corporation Series 2005-AQ1, Class B2	5.75	06/25/35	05/23/05	1,918,535	160,350	0.1
Banc America Commercial Mortgage Trust Series 2006-2, Class J	5.48	05/10/45	06/12/06	290,884	31,138	0.0
Banc America Commercial Mortgage Trust Series 2007-2, Class K	5.70	04/10/49	05/24/07	4,356,830	443,690	0.3
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class H	6.03	09/11/41	09/13/06	4,044,020	432,557	0.3
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class J	5.26	09/11/41	09/13/06	793,946	79,378	0.1%
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class K	5.26	09/11/41	09/13/06	594,432	67,602	0.1
Credit Suisse First Boston Mortgage Series 2004-C5, Class J	4.65	11/15/37	12/16/04	892,181	130,000	0.1
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.10	09/15/39	09/21/06	4,934,625	516,166	0.3
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	600,627	54,720	0.0
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	647,988	45,240	0.0
Federal National Mortgage Association Series 1998-W6, Class B3	7.09	10/25/28	12/22/98	724,077	591,022	0.4
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B5	5.45	07/25/35	06/28/05	298,610	14,109	0.0
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B6	5.45	07/25/35	06/28/05	85,591	3,012	0.0
Franchisee Loan Receivable Trust Series 1995-B, Class A	10.25	10/01/15	12/20/95	735,436	196,610	0.1
Harborview Mortgage Loan Trust Series 2005-1, Class B4	3.22	03/19/35	02/11/05	865,168	86,500	0.1
Harborview Mortgage Loan Trust Series 2005-1, Class B5	3.22	03/19/35	02/11/05	949,432	6,003	0.0
Harborview Mortgage Loan Trust Series 2005-2, Class B4	3.22	05/19/35	03/22/05	2,213,536	24,434	0.0
Harborview Mortgage Loan Trust Series 2005-9, Class B11	4.57	06/20/35	10/03/07	685,873	104,608	0.1
Harborview Mortgage Loan Trust Series 2005-14, Class B4	5.56	12/19/35	12/14/05	996,872	23,288	0.0
LB-UBS Commercial Mortgage Trust Series 2002-C2, Class L	5.68	07/15/35	06/26/02	4,743,452	1,769,198	1.2
Morgan Stanley Capital I Series 2006-IQ11, Class J	5.53	10/15/42	05/24/06	217,104	22,308	0.0
Resix Finance Ltd. Credit-Linked Notes Series 2004-A, Class B10	13.27	02/10/36	03/09/04	808,244	150,703	0.1
Resix Finance Ltd. Credit-Linked Notes Series 2004-C, Class B7	5.27	09/10/36	09/23/04	1,404,273	292,197	0.2

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Notes to Financial Statements

November 30, 2008

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Resix Finance Ltd. Credit-Linked Notes Series 2006-C, Class B11	8.67%	07/15/38	09/14/06	$994,826	$45,239	0.0
Resix Finance Ltd. Credit-Linked Notes Series 2006-C, Class B12	10.67	07/15/38	09/14/06	1,989,652	71,210	0.1
Washington Mutual Series 2005-AR2, Class B11	2.60	01/25/45	01/20/05	2,128,688	56,233	0.0
Washington Mutual Series 2005-AR2, Class B12	2.60	01/25/45	01/20/05	310,152	5,595	0.0

					$7,321,301	4.9%

13. New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal periods and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Advisor is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and disclosures.

In September 2008, FASB also issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and clarification of the effective date of FASB Statement No. 161. The guidance amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the position and incorporated for the current period as part of the notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Report of Independent Registered Public Accounting Firm

November 30, 2008

To the Stockholders and Board of Directors of

Helios Total Return Fund, Inc.

(formerly The Hyperion Brookfield Total Return Fund, Inc.)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Brookfield Total Return Fund, Inc. as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2004 have been audited by other auditors, whose report dated January 26, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hyperion Brookfield Total Return Fund, Inc. as of November 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY LLP

Philadelphia, Pennsylvania

January 27, 2009

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Tax Information (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2008) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 2.41% of the Fund’s distributions during the fiscal year ended November 30, 2008 were earned from U.S. Treasury obligations. None of the Fund’s distributions qualify for the dividends received deduction available to corporate stockholders.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar 2008. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2009. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Compliance Certifications (Unaudited)

On April 18, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Brookfield Total Return Fund, Inc. (the “Fund”).

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 72	Director since December 1998, Member of the Audit Committee, Member of the Nominating and Compensation Committee, Member of the Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	11

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 61	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or its affiliates (2006-Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Disinterested Director Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 65	Chairman Elected December 2003 Director since July 1989, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (April 2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Corp (2007-Present); General Partner of Resource Capital II & III CIP L.P. (1998-2006); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	11

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Information Concerning Directors and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director Class III Director to serve until 2011 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director since September 2005, Chairman of the Audit Committee, Member of the Compensation and Nominating Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	11

Interested Director Class III Director to serve until 2011 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	Director since December 2003, Member of the Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present), Chief Executive Officer (1998-2007), President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President and Chief Executive Officer (2005-2008) and Director (2005-Present) of Crystal River Capital, Inc.; President and Director of several investment companies advised by the Advisor (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	11

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since June 2002	Please see “Information Concerning Directors.”

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Vice President	Elected Annually Since July 2007	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-Present) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).

Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Treasurer	Elected Annually Since June 2002	Managing Director of Brookfield Operations and Management Services, LLC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002-2006) of the Advisor; Treasurer of several investment companies advised by the Advisor (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 40	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (2006-Present) of the Advisor; Vice President, General Counsel and Secretary of Crystal River Capital, Inc. (2006-Present); Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 36	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Director and CCO (2006-Present), Assistant General Counsel (2006-Present), Compliance Officer (2005-2006) of the Advisor; Secretary (2008-Present) and CCO (2006-Present) of several investment companies advised by the Advisor; Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-HYPERION.

2008 Annual Report

THE HYPERION BROOKFIELD TOTAL RETURN FUND, INC.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Hyperion Brookfield Asset Management, Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Hyperion Brookfield Asset Management, Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.hyperionbrookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800 HYPERION

E-mail: funds@hyperionbrookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-HYPERION, or go to the SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Josielyne Pacifico at 1-800-HYPERION or by writing to Ms. Pacifico at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Mssrs. Birch, Drake, McFarland and Salvatore are each independent.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, Briggs, Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $55,000 in each year for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, BBD billed the Registrant aggregate fees of $7,000 in each year for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, there were no Audit-related fees.

All Other Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, there were no Other Fees.

1

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Investment Company Act of 1940 requires funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their stockholders their actual proxy voting record by either posting it on the funds’ website or making it available to stockholders upon request. The Registrant delegates to the Adviser the responsibility to vote proxies subject to the policies and procedures set forth below.

1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers of securities that are held by the Registrant. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the “Adviser”) to the Registrant.

2. Policy for Voting Proxies. The Registrant’s policy is to vote proxies in the best interest of the Registrant and its stockholders. Accordingly, any conflict of interest is resolved in a manner that will most benefit the Registrant and its stockholders.

3. The Registrant’s Chief Compliance Officer (“CCO”) is responsible for monitoring the proxy voting process, including the oversight of the Adviser and any third-party vendor retained to review, monitor or vote proxies.

Proxy Voting Procedures for the Registrant

A.	Management Recommendations

Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight. The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management; unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock or management clearly appear to have failed to exercise reasonable judgment. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Registrant.

2

B.	Conflicts of Interest

The Registrant recognizes that under certain circumstances the Adviser may have a conflict of interest, real or perceived, in voting proxies on behalf of the Registrant. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Registrant, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Committee. The Adviser shall not vote proxies relating to such issuers on behalf of the Registrant until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Registrant. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be made by the Proxy Committee based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Registrant’s Board of Directors and the Adviser shall follow the instructions of the Registrant’s Board of Directors. The CCO shall keep a record of all materiality decisions and report them to the Registrant’s Board of Directors on a quarterly basis.

C.	Routine Proposals

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

D.	Non-routine Proposals

•

Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce stockholders’ rights, the vote with respect to these proposals should generally be “against.” During a review of the proposal, if it is concluded that the proposal is beneficial to stockholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

•

Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the Proxy Committee.

E.	Proxy Approval

Votes on non-routine matters (including the matters in Section 3.D and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the Chairman of the Proxy Committee.

3

F.	Proxy Voting Procedures

Proxy voting will be conducted in compliance with the policies and procedures described in this memorandum and are subject to the CCO’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

G.	Report to the Registrant’s Board of Directors.

On a quarterly basis, the CCO will report in writing to the Registrant’s Board of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Since 2007, Michelle Russell-Dowe is responsible for the day to day management of the Registrant’s portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Senior Portfolio Manager with over 12 years of industry experience. She joined the Adviser in 1999, and as head of the RMBS and ABS investment team, Ms. Russell-Dowe is responsible for the Adviser’s RMBS and ABS exposures and the establishment of RMBS and ABS portfolio objectives and strategies. Prior to joining the Adviser, Ms. Russell-Dowe was a Vice-President in the RMBS Group at Duff & Phelps Credit Rating Company, and was responsible for the rating and analysis of RMBS transactions.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of November 30, 2008	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	5	$828 million	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	16	$3.389 billion	0	0

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Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of November 30, 2008.

Dollar Range of Securities Owned
Michelle Russell-Dowe	$1 - $ 10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise

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assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

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Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS TOTAL RETURN FUND, INC.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date:	February 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date:	February 4, 2009

By:	/s/ Thomas F. Doodian
Thomas F. Doodian
Treasurer and Principal Financial Officer

Date:	February 4, 2009

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